00073819

MULTI-MANAGER ALTERNATIVES FUND

Class A: VMAAX / Class I: VMAIX / Class Y: VMAYX
SUMMARY PROSPECTUS  MAY 1, 2010

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at http://www.vaneck.com/ library/mutualfunds/. You can also get this information at no cost by calling 800-826-2333, or by sending an email request to info@vaneck.com. The Fund’s prospectus and statement of additional information, both dated May 1, 2010, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

The Multi-Manager Alternatives Fund seeks to achieve consistent absolute (positive) returns in various market cycles.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for Class A sales charge discounts if you and your family (includes spouse and children under age 21) invest, or agree to invest in the future, at least $25,000, in the aggregate, in Classes A and C of the Van Eck Funds. More information about these and other discounts is available from your financial professional and in the “Shareholder Information” section of the Fund’s prospectus and in the “Availability of Discounts” and “Breakpoint Linkage Rules for Discounts” sections of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees
(fees paid directly from your investment)

	Class A	Class I	Class Y

Maximum Sales Charge (load) imposed on purchases (as a percentage of offering price)	5.75%	0.00%	0.00%
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of the net asset value or purchase price)	0.00%	0.00%	0.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class I	Class Y

Management Fees	1.60%	1.60%	1.60%
Distribution and/or Service (12b-1) Fees	0.25%	0.00%	0.00%
Other Expenses:
Dividends on Securities Sold Short	0.16%	0.15%	0.15%
Remainder of Other Expenses	1.02%	1.19%	1.19%
Acquired Fund Fees and Expenses	0.51%	0.51%	0.51%
Total Annual Fund Operating Expenses	3.54%	3.45%	3.45%
Fees/Expenses Waived or Reimbursed[1]	(0.47%)	(0.84%)	(0.79%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	3.07%	2.61%	2.66%

[1]

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends on securities sold short, taxes and extraordinary expenses) from exceeding 2.40% for Class A, 1.95% for Class I, and 2.00% for Class Y of the Fund’s average daily net assets per year until May 1, 2011. The expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

Expense Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem all of your shares at the end of these periods or continue to hold them. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions, your costs would be:

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	Share Status	1 Year	3 Years	5 Years	10 Years

Class A	Sold or Held	$310	$1,042	$1,796	$3,779
Class I	Sold or Held	$264	$982	$1,722	$3,674
Class Y	Sold or Held	$269	$986	$1,726	$3,677

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 75% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective by allocating its assets among (i) investment sub-advisers (the “Sub-Advisers”, also referred to as “managers”) with experience in managing alternative or non-traditional investment strategies, and (ii) affiliated and unaffiliated funds, including open end and closed end funds and exchange-traded funds (“ETFs”), which employ a variety of investment strategies (collectively, the “Underlying Funds”). The Fund is considered to be “non-diversified” which means that it may invest in fewer securities than a “diversified” fund.

The main strategies that may be employed by the Sub-Advisers and the Underlying Funds include:

DIRECTIONAL AND TACTICAL STRATEGIES

Directional and tactical strategies seek to exploit broad market trends in equities, interest rates or commodity prices. These strategies may include:

Long/Short Equity: A long/short strategy seeks to invest in securities believed to be undervalued or offer high growth opportunities while also attempting to reduce overall market risk or take advantage of an anticipated decline in the price of an overvalued company or index by using short sales or options on common stocks or indexes to hedge risk. This strategy may also use derivatives, including options, financial futures and options on futures. Long and short positions may not be invested in equal dollars and, as such, may not seek to neutralize general market risks.

Long-Only: A long-only strategy seeks to invest in stocks that are believed to have appreciation potential. This strategy may concentrate in certain markets, industries or geographical areas. This strategy is primarily managed for absolute return and to assess risk and opportunity on an absolute, not an index-relative basis.

Short-Only: A short-only strategy seeks to identify securities that are expected to depreciate in value. In a short sale, the Fund borrows an equity security from a broker, and then sells it. If the value of the security goes down, the Fund can buy it back in the market and return it to the broker, making a profit. This strategy may be employed to hedge or offset long-only equity strategies of similar size in assets and volatility.

Long/Short Credit & Fixed Income: A long/short credit strategy combines long and short positions in debt securities of domestic and foreign governments, agencies, and companies of all maturities and qualities, including high yield (junk bonds) and Treasury Inflation-Protected Securities (“TIPS”), ETFs and emerging market debt. This strategy may invest in mortgage-backed securities, collateralized mortgage obligations, asset-backed securities and other mortgage related securities. The strategy may focus on short positions by utilizing instruments to anticipate the decline in the price of an overvalued security or type of security. Such hedging instruments could include individual bonds or related stocks, futures contracts or other instruments.

Global Macro and Emerging Markets: A global macro and emerging markets strategy seek to profit from directional changes in currencies, stock markets, commodity prices and market volatility. This strategy may utilize positions held through individual securities, ETFs, derivative contracts, swaps or other financial instruments linked to major market, sector or country indices, fixed income securities, currencies and commodities. This strategy may invest in a limited number of securities, issuers, industries or countries which may result in higher volatility.

Managed Futures: A managed futures strategy seeks to preserve capital through capturing opportunities in various futures markets. This strategy typically includes long positions in the futures that are showing strong upward momentum and short positions in the futures that are in a downward trend. This strategy may provide different exposures to many markets and thus offer low correlations with traditional stock and bond markets.

EVENT-DRIVEN STRATEGIES

Event-driven strategies seek to benefit from price movements caused by anticipated corporate events, such as mergers, acquisitions, spin-offs or other special situations. These strategies may include:

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Distressed Securities: Investing in the securities of issuers in financial distress based upon the expectations of the manager as to whether a turnaround may materialize.

Special Situations: Investing in the securities of issuers based upon the expectations of the manager as to whether the price of such securities may change in the short term due to a special situation, such as a stock buy-back, spin-off, bond upgrade or a positive earnings report.

Merger Arbitrage: Seeking to exploit price differentials in the shares of companies that are involved in announced corporate events, such as mergers, by assessing the likelihood that such events will be consummated as proposed.

ARBITRAGE STRATEGIES

Arbitrage strategies seek to exploit price differences in identical, related or similar securities on different markets or in different forms so as to minimize overall market risk. These strategies may include:

Fixed Income or Interest Rate Arbitrage: Buying and shorting different debt securities and/or futures contracts, including interest rate swap arbitrage, U.S. and non-U.S. bond arbitrage.

Convertible Arbitrage: Seeking to exploit price differentials in the convertible bond markets by buying the convertible bond, and shorting the common stock, of the same company.

Pairs Trading: Certain securities, often competitors in the same sector, are sometimes correlated in their day-to-day price movements. If the performance link breaks down, i.e., one stock trades up while the other traded down, a manager may sell the outperforming stock and buy the underperforming one, based on the assumption that the “spread” between the two would eventually converge. This may help to hedge against market and sector risk.

Equity Market Neutral: A market neutral strategy combines long and short equity positions to seek to keep its exposure to overall market risk very low. Such strategies take long positions in those securities believed to have attractive appreciation potential and short positions in those securities believed to have depreciation potential. This strategy is typically constructed to attempt to be beta-neutral and attempts to control one or more industry, sector, market capitalization or other potential market bias exposure.

ALLOCATION OF FUND ASSETS

The Adviser determines the allocation of the Fund’s assets among the various Sub-Advisers and Underlying Funds. The Adviser has retained Explorer Alternative Management, LLC (“Explorer”) to act as a Sub-Adviser to the Fund and to assist it in determining the appropriate allocation of the Fund’s assets among the Fund’s other Sub- Advisers as well as Underlying Funds. Explorer will not directly manage assets of the Fund. In selecting and weighting investment options, the Adviser seeks to identify Sub-Advisers and Underlying Funds which, based on their investment styles and historical performance, have the potential, in the opinion of the Adviser, to perform independently of each other and achieve positive risk-adjusted returns in various market cycles. This is referred to as “low correlation.” The degree of correlation of any given investment strategy of a Sub-Adviser or an Underlying Fund will, with other investment strategies and the market as a whole, vary as a result of market conditions and other factors, and some Sub-Advisers and Underlying Funds will have a greater degree of correlation with each other and with the market than others.

By allocating its assets among a number of investment options, the Fund seeks to achieve diversification, less risk and lower volatility than if the Fund utilized a single manager or a single strategy approach. The Fund is not required to invest with any minimum number of Sub-Advisers or Underlying Funds, and does not have minimum or maximum limitations with respect to allocations of assets to any Sub-Adviser, investment strategy or market sector. The Adviser may change the allocation of the Fund’s assets among the available investment options, and may add or remove Sub-Advisers, at any time. For a variety of reasons, including capacity and regulatory limitations, not all the Sub-Advisers may be available to the Fund if it chooses to use them in the future.

Each Sub-Adviser is responsible for the day-to-day management of its allocated portion of Fund assets. The Adviser has ultimate responsibility, subject to the oversight of the Board of Trustees of the Fund, to oversee the Sub-Advisers, and to recommend their hiring, termination and replacement. Explorer will assist the Adviser in the Sub-Adviser selection and monitoring process.

The Adviser may hire and terminate Sub-Advisers in accordance with the terms of an exemptive order obtained by the Fund and the Adviser from the SEC, under which the Adviser is permitted, subject to supervision and approval of the Board of Trustees, to enter into and materially amend sub-advisory agreements without seeking shareholder approval. The Adviser will furnish shareholders of the Fund with information regarding a new Sub-Adviser within 90 days of the hiring of the new Sub-Adviser.

Currently, in addition to the sub-advisory agreement with Explorer, the Adviser has entered into sub-advisory agreements with the following eight Sub-Advisers with respect to the Fund. Below is a description of each Sub-Adviser’s investment style. The Fund may select a variation of these strategies or another strategy offered by the Sub-Advisers.

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■	Aristos Capital Management, LLC employs a long/short equity strategy.

■	Centaur Performance Group, LLC employs a value credit strategy.

■	Dix Hills Partners, LLC employs a long/short fixed income strategy focusing on Treasury bonds of various maturities.

■	Lazard Asset Management LLC employs a global asset allocation strategy.

■	Martingale Asset Management, L.P. employs a long/short equity strategy.

■	PanAgora Asset Management, Inc. employs a quantitative fixed income long/short strategy.

■	Primary Funds, LLC employs a long/short low volatility equity strategy.

■	Tetra Capital Management, LLC employs a long/short primarily U.S. equity strategy.

As of the date of this Prospectus, the Fund’s assets which have been allocated to Sub-Advisers are allocated among Centaur Performance Group, LLC, Dix Hills Partners, LLC, Primary Funds, LLC and Tetra Capital Management, LLC.

Each Underlying Fund invests its assets in accordance with its investment strategy. The Fund may invest in Underlying Funds in excess of the limitations under the Investment Company Act of 1940, as amended (the “1940 Act”), pursuant to either an exemptive order obtained by the Fund and the Adviser from the SEC or an exemptive order obtained by an Underlying Fund from the SEC and consistent with the conditions specified in such order.

Investments in the securities of Underlying Funds involve duplication of advisory fees and certain other expenses. By investing in an Underlying Fund, the Fund becomes a shareholder of that Underlying Fund. As a result, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the Underlying Fund, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations. To minimize the duplication of fees, the Adviser has agreed to waive the management fee it charges to the Fund by any amount it collects as a management fee from an Underlying Fund managed by the Adviser, as a result of an investment of the Fund’s assets in such Underlying Fund.

In addition to Sub-Advisers and Underlying Funds, the Fund may invest indirectly in strategies or managers through securities, funds, notes, certificates, options, swaps or other derivative instruments, including instruments indexed to baskets of underlying funds.

The Fund’s assets will be primarily invested in common stock, convertible or non-convertible preferred stock, and fixed-income securities of U.S. and foreign governments, semi-government, their agencies and instrumentalities, non-governmental organizations, supra-national organizations and companies, including those in or that have operations in emerging markets.

The Fund may invest in foreign securities, depositary receipts and shares relating to foreign securities. The Fund may also invest in rights, warrants, forward, futures and options contracts and other derivative securities; and enter into equity, interest rate, index and currency rate swap agreements.

In addition, the Fund may invest in funds that seek to track investable hedge fund indices; directly and indirectly in commodities; make direct investments in equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; and invest in securities of companies in initial public offerings.

A portion of the Fund’s assets may be invested in cash, cash equivalents, or in money market funds.

PRINCIPAL RISKS

There is no assurance that the Fund will achieve its investment objective. The Fund’s share price and return will fluctuate with changes in the market value of the Fund’s portfolio securities. Accordingly, an investment in the Fund involves the risk of losing money.

The Fund uses one or more investment strategies in seeking its investment objective. Such strategies may involve investing in a variety of different instruments and using certain techniques that are subject to the risks set forth below.

Arbitrage Trading. The underlying relationships between securities in which the Fund takes investment positions may change in an adverse manner, in which case the Fund may realize losses.

Below Investment Grade Securities. Below investment grade securities (sometimes referred to as “junk bonds”) are more speculative than higher-rated securities. These securities have a much greater risk of default and may be more volatile than higher-rated securities of similar maturity. These securities may be less liquid and more difficult to value than higher-rated securities.

Convertible Securities. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which

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they convert, and are thus subject to market risk. The Fund may be forced to convert a convertible security before it otherwise would choose to do so, which may decrease the Fund’s return.

Debt Securities. Debt securities are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a debt security will be unable to make interest payments or repay principal when it becomes due. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates.

Derivatives. The use of derivatives, such as swap agreements, options, warrants, futures contracts, currency forwards and structured notes, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security. Also, a liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions and over the counter instruments may be illiquid.

Directional and Tactical Trading. Directional and tactical trading involves the risk that the investment decisions made by the Sub-Adviser in using this strategy may prove to be incorrect, may not produce the returns expected by the Sub-Adviser and may cause the Fund’s shares to lose value.

Emerging Markets Securities. Emerging markets securities typically present even greater exposure to the risks described under “Foreign Securities” and may be particularly sensitive to certain economic changes. Emerging markets securities are exposed to a number of risks that may make these investments volatile in price or difficult to trade.

Event-Driven Trading. Event-driven trading involves the risk that the special situation may not occur as anticipated and that this has a negative impact upon the market price of a stock.

Foreign Securities. Foreign investments are subject to greater risks than U.S. domestic investments. These additional risks may include exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of arbitrary action by foreign governments, or political, economic or social instability. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies.

Investments in Underlying Funds. The Fund’s investment in an Underlying Fund may subject the Fund indirectly to the underlying risks of the investment company. The Fund also will bear its share of the Underlying Fund’s fees and expenses, which are in addition to the Fund’s own fees and expenses.

Market. Market risk refers to the risk that the market prices of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. In general, equity securities tend to have greater price volatility than debt securities.

Mortgage- and Asset-Backed Securities. The value of the Fund’s mortgage- and asset-backed securities may be affected by, among other things, changes in: interest rates, the creditworthiness of the entities that provide credit enhancements, or the market’s assessment of the quality of underlying assets. Mortgage- and asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity. In addition, rising or high interest rates tend to extend the duration of mortgage- and asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

Multiple Investment Sub-Advisers. The Sub-Advisers make their trading decisions independently, and, as a result, it is possible that one or more Sub-Advisers may take positions in the same security or purchase/sell the same security at the same time without aggregating their transactions. This may cause unnecessary brokerage and other expenses to the Fund. Each Sub-Adviser uses a particular style or set of styles to select investments for the Fund. Those styles may be out of favor or may not produce the best results over the investment time periods.

Non-Diversification. A non-diversified fund’s greater investment in a single issuer makes the fund more susceptible to financial, economic or market events impacting such issuer. A decline in the value of or default by a single security in the non-diversified fund’s portfolio may have a greater negative effect than a similar decline or default by a single security in a diversified portfolio.

Preferred Stocks. Unlike interest payments on debt securities, dividend payments on a preferred stock typically must be declared by the issuer’s board of directors. In addition, in the event an issuer of preferred stock experiences economic difficulties, the issuer’s preferred stock may lose substantial value due to the reduced likelihood that the issuer’s board of directors will declare a dividend and the fact that the preferred stock may be subordinated to other securities of the same issuer.

Repurchase Agreements. A repurchase agreement exposes the Fund to the risk that the party that sells the security may default on its obligation to repurchase it. The Fund may lose money if it cannot sell the security at the agreed-upon time and price or the security loses value before it can be sold.

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Short Sales. If the Fund sells a stock short and subsequently has to buy the security back at a higher price, the Fund will lose money on the transaction. Any loss will be increased by the amount of compensation, interest or dividends and transaction costs the Fund must pay to a lender of the security. The amount the Fund could lose on a short sale is theoretically unlimited (as compared to a long position, where the maximum loss is the amount invested). The use of short sales, which has the effect of leveraging the Fund, could increase the exposure of the Fund to the market, increase losses and increase the volatility of returns.

The Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.

Sub-Adviser Allocation. The success of the Fund’s investment strategy depends on, among other things, both the Adviser’s skill in selecting Sub-Advisers and allocating assets to those Sub-Advisers and on a Sub-Adviser’s skill in executing the relevant strategy and selecting investments for the Fund.

PERFORMANCE

As the Fund has less than one calendar year of operating history, there is no performance information available at this time.

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Associates Corporation
Stephen H. Scott, Portfolio Manager, Investment Team Co-Chair, 2009
Jan F. van Eck, Portfolio Manager, Investment Team Co-Chair, 1985

Investment Sub-Advisers.
Aristos Capital Management, LLC
Lenny Shimunov, Managing Director, Portfolio Manager, 2006

Centaur Performance Group
Henry Pizzutello, Chief Investment Officer, 2005
Esteban McMahan, Portfolio Manager, 1997
Brad LoGatto, CFA, Associate Portfolio Manager, 2004

Dix Hills Partners, LLC
Joseph Baggett, CFA, Portfolio Manager, Managing Member, 2003

Explorer Alternative Management, LLC
Seth P. Platt, Chief Financial Officer, Founder, Managing Member, 2006

Lazard Asset Management, LLC
David Cleary, CFA, Managing Director, Portfolio Manager, 1994
Christopher Komosa, CFA, Senior Vice President, Portfolio Manager/Analyst, 2006

Martingale Asset Management, L.P.
William E. Jacques, CFA, Executive Vice President and Chief Investment Officer, 1987
Samuel Nathans, CFA, Senior Vice President and Senior Portfolio Manager, 1999
James M. Eysenbach, CFA, Senior Vice President and Director of Research, 2004

PanAgora Asset Management, Inc.
Bryan D. Belton, CFA, Director, Macro-Strategies, 2005
Patrick O. Bresnehan, CFA, Director, Macro-Strategies, 2002
Edward Qian, Ph.D., CFT, Chief Investment Officer and Head of Research, Macro-Strategies, 2005

Primary Funds, LLC
Christopher J. Moshy, Co-Founder and Portfolio Manager, Managing Member, 2002
Timothy F. Madey, Co-Founder and Portfolio Manager, Managing Member, 2002

Tetra Capital Management, LLC
Timothy O’Toole, CFA, Managing Member and Portfolio Manager, 2003
William Wiese, III, CFA, Managing Member and Portfolio Manager, 2006

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PURCHASE AND SALE OF FUND SHARES

In general, shares of the Fund may be purchased or redeemed on any business day, primarily through financial representatives such as brokers or advisers, or directly by eligible investors through the Fund’s transfer agent. Purchase minimums for Classes A and Y shares are $1000 for an initial purchase and $100 for a subsequent purchase, with no purchase minimums for any purchase through a retirement or pension plan account, for any “wrap fee” account and similar programs offered without a sales charge by certain financial institutions and third-party recordkeepers and/or administrators, and for any account using the Automatic Investment Plan, or for any other periodic purchase program. Purchase minimums for Class I shares are $1 million for an initial purchase and no minimum for a subsequent purchase; the initial minimum may be reduced or waived at the Fund’s discretion.

TAX INFORMATION

The Fund normally distributes net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account (IRA).

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

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800.544.4653
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(05/10)